MOORE STEPHENS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS


December 15, 1997


Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We have read the information under Item 4 contained in Form 8-K dated December 10, 1997 of International Franchise Systems, Inc. and agree with the statements made therein.

Very truly yours,


/s/ Moore Stephens, P.C.
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MOORE STEPHENS, P.C.
Certified Public Accountants



                       [MOORE STEPHENS, P.C. LETTERHEAD]